Investments (PCI Investments Acquired) (Details) - USD ($) $ in Millions	Dec. 31, 2016	Dec. 31, 2015
Fixed Maturity Securities
Purchased credit impaired investments as of their respective acquisition dates
Contractually required payments (including interest)	$ 1,464	$ 1,423
Cash flows expected to be collected	1,338	1,243
Fair value of investments acquired	984	920
CMBS
Certain Loans Acquired in Transfer Not Accounted for as Debt Securities, Accretable Yield Movement Schedule [Roll Forward]
Certain Loans Acquired in Transfer Not Accounted for as Debt Securities, Acquired During Period, Contractually Required Payments Receivable at Acquisition	0	0
Certain Loans Acquired in Transfer Not Accounted for as Debt Securities, Acquired During Period, Cash Flows Expected to be Collected at Acquisition	0	0
Certain Loans Acquired in Transfer Not Accounted for as Debt Securities, Acquired During Period, at Acquisition, at Fair Value	$ 0	$ 0